UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) of ss. 240.14a-12.



                            DIXON TICONDEROGA COMPANY
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

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    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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
                            Dixon Ticonderoga Company
                            195 International Parkway
                               Heathrow, FL 32746


                  Notice of 2004 Annual Meeting of Stockholders
                  ---------------------------------------------

Fellow Stockholder:

     You are cordially invited to attend the 2004 Dixon Ticonderoga Company Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Standard Time on May 14, 2004 at our executive offices at 195 International Parkway, Heathrow, Florida 32746, to:

     o    Elect three  directors,  each for a term of three years or until their
          successors   are  elected  and   qualified  or  until  their   earlier
          resignation, removal from office or inability to serve;

     o Conduct other business properly brought before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 31, 2004 may vote at the meeting.

     Your vote is important. Whether you plan to attend or not, please sign, date, and return the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so.

     If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the meeting.

     Please note that attendance at the meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the meeting your bank or brokerage statement evidencing your beneficial ownership of Company stock.

     I look forward to seeing you at the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,


                                          /s/  Gino N. Pala
                                          -----------------
                                          Gino N. Pala
                                          Chairman
Heathrow, Florida
April  9, 2004

                                 PROXY STATEMENT
                                 ---------------
                                       for
                                       ---
                            DIXON TICONDEROGA COMPANY
                            -------------------------


                       2004 Annual Meeting of Stockholders
                       -----------------------------------


                                TABLE OF CONTENTS
                                -----------------



Notice of Annual Meeting.................................................Cover

Information About the Annual Meeting and Voting..............................1
  General....................................................................1
  Voting Methods.............................................................1
  Giving Your Proxy to Someone Other than Individuals Designated on the Card.2
  The Quorum Requirement.....................................................2
  Vote Necessary for Action..................................................2
  Revocability of Proxy......................................................2
  Matters Raised at the Meeting Not Included in This Statement...............3

Directors, Executive Officers and Committees.................................3
  Structure..................................................................3
  Directors Nominated This Year for Terms Expiring in 2007...................3
  Directors up for Election in 2005..........................................4
  Directors up for Election in 2006..........................................4
  Board Meetings and Committees..............................................4
     Audit Committee.........................................................4
     Audit Committee Report..................................................5
     Compensation Committee..................................................6
     Nominations.............................................................6
  Stockholder Communications.................................................7
  Compensation Committee Interlocks and Insider Participation................7
  Director Compensation......................................................7
  Executive Officers.........................................................7
  Employment Agreements......................................................7
  Certain Relationships and Related Transactions.............................8
  Executive Compensation.....................................................8
  Report of the Compensation Committee on Executive Compensation.............9

Security Ownership of Management and Others..................................9

Performance Graph...........................................................10

Other Matters...............................................................10
  Section 16(a) Beneficial Ownership Reporting Compliance...................10
  Code of Ethics............................................................10
  Stockholder Proposals for the 2005 Annual Meeting.........................10
  Solicitation..............................................................11
  Stockholder List..........................................................11

Independent Public Accountants..............................................11
  Audit-Related Fees........................................................11

Proxy Card..........................................................Appendix I

                                 PROXY STATEMENT
                                 ---------------
                                       for
                                       ---
                            DIXON TICONDEROGA COMPANY
                            -------------------------

                       2004 Annual Meeting of Stockholders
                       -----------------------------------


                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
                 -----------------------------------------------

General
-------

     We sent you this Proxy Statement and the enclosed proxy card because Dixon Ticonderoga Company's Board of Directors is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 9, 2004 to all stockholders entitled to vote. The Company will pay the cost of this proxy solicitation. Stockholders who own Dixon Ticonderoga Company common stock at the close of business on March 31, 2004 are entitled to vote. On this record date, there were 3,202,149 shares of common stock outstanding. We are also sending along with this Proxy Statement, the Company's Annual Report on Form 10-K, which includes our financial statements.

Voting Methods
--------------

     You can vote on matters to come before the meeting in two ways:

     o    You can come to the Annual Meeting and cast your vote there; or

     o You can vote by signing and returning the enclosed proxy card. If you do so, the individuals named on the card will vote your shares in the manner you indicate. If you do not indicate how your shares should be voted, the shares represented by your properly completed proxy will be voted for the nominees for director.

     Each share of common stock you own entitles you to one vote. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election appointed for that purpose.

Giving Your Proxy to Someone Other than Individuals Designated on the Card
--------------------------------------------------------------------------

     If you want to give your proxy to someone other than individuals noted on the proxy card:

     o Cross out the names of those individuals and insert the name of the individual you are authorizing to vote; or

     o Provide a written authorization to the individual you are authorizing to vote along with your proxy card.

The Quorum Requirement
----------------------

     A quorum of stockholders is necessary to hold a valid meeting. If at least a majority of the Company's stockholders are present in person or by proxy, a quorum will exist. Abstentions and broker "non-votes" are counted as present for establishing a quorum. A broker "non-vote" occurs when a broker votes on some matters on the proxy card but not on others because it does not have the discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Vote Necessary for Action
-------------------------

     Directors are elected by a plurality vote of shares present at the meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Action on other matters is by affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote on that matter. Abstentions and "non-votes" are not counted as votes cast for purposes of, and therefore will have no impact as to, the election of directors. Abstentions will be treated as being present and entitled to vote on matters other than the election of directors and, therefore, will have the effect of votes against those matters. A broker "non-vote" is treated as not being entitled to vote on those matters and, therefore, is not counted for purposes of determining whether the mattes have been approved.

Revocability of Proxy
---------------------

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in one of three ways:

     o    You may send in another proxy with a later date.

     o You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy.

     o    You may vote in person at the Annual Meeting.

     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on March 31, 2004, the record date for voting.

Matters Raised at the Meeting Not Included in This Statement
------------------------------------------------------------

     We do not know of any matters to be acted upon at the meeting other than those discussed in this statement. If any other matter is presented, proxy holders will vote on the matter as directed by the Board of Directors.



                  DIRECTORS, EXECUTIVE OFFICERS AND COMMITTEES
                  --------------------------------------------

Structure
---------

     Our Board of Directors consists of nine seats which are divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Pursuant to the Board's determination, each of the Company's directors, other than Messrs. Pala, Joyce, Asta and Cespedes, qualify as "independent" in accordance with the requirements of the American Stock Exchange listing standards. In addition, as further required by the American Stock Exchange listing standards, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

     At the 2004 Annual Meeting, the terms of three directors are expiring. Those directors nominated for election at this annual meeting would hold office for a three-year term expiring in 2007. Other directors are not up for election this year and will continue in office for the remainder of their terms. Under the Company's Bylaws, the Board of Directors may fill vacancies in Board seats.

     If a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Board of Directors or, as an alternative, the Board of Directors may reduce the number of directors to be elected at the meeting.

Directors Nominated This Year for Terms Expiring in 2007
--------------------------------------------------------

     GINO N. PALA, 75, Chairman of the Board of Directors and Co-Chief Executive Officer of the Company since 1999, prior thereto, Chairman, President and Chief Executive Officer of the Company since 1989. Mr. Pala has been a director of the Company since 1978. Mr. Pala is the father-in-law of Mr. Joyce.

     RICHARD F. JOYCE, 48 Vice Chairman of the Board of Directors, President and Co-Chief Executive Officer of the Company since 1999, prior thereto, Vice Chairman, President and Chief Operating Officer of the Company's Consumer Group and Chief Legal Executive since 1996. Mr. Joyce has been a director of the Company since 1982. Mr. Joyce is the son-in-law of Mr. Pala.

     JOHN RITENOUR, 52, Chief Executive Officer, Insurance Office of America (insurance agency) since 1989. Mr. Ritenour has been a director of the Company since 1999.

     Our Board of Directors recommends a vote FOR these nominees.

Directors up for Election in 2005
---------------------------------

     PHILIP M. SHASTEEN, 55, attorney, and member of the Board of Directors of Johnson, Pope, Bokor, Ruppel & Burns, LLP, or its predecessor (law firm) since 1992. Mr. Shasteen has been a director of the Company since 1986.


     RICHARD A. ASTA, 47, Executive Vice President of Finance and Chief Financial Officer of the Company since 1990. Mr. Asta has been a director of the Company since 1999.

     WESLEY D. SCOVANNER, 57, President, Wesley D. Scovanner & Associates, Inc., (financial and business consulting) since 1983. Mr. Scovanner was appointed to fill a vacant seat on the board in December 2002.

Directors up for Election in 2006
---------------------------------

     BEN BERZIN, JR., 55, Executive Vice President, PNC Bank, N.A. (commercial bank) since 1990. Mr. Berzin has been a director of the Company since 1994.

     KENT KRAMER, 59, Chief Executive Officer of Professional Sports Marketing, Inc. (sports marketing) since 1992. Mr. Kramer has been a director of the Company since 1997.

     DIEGO CESPEDES CREIXELL, 45, President, Grupo Dixon S.A. de C.V., (an indirect subsidiary of the Company) since 1996. Mr. Cespedes has been a director of the Company since 2000.

Board Meetings and Committees
-----------------------------

     The Company's fiscal year runs from October 1 through September 30. In the 2003 fiscal year, our Board of Directors met eight times. In addition to meetings of the Board, some directors attended meetings of the Board's audit and compensation committees and often considered issues separate from these meetings. During the 2003 fiscal year, no director attended fewer than 75% of the Board and committee meetings. The Company does not have a policy with regard to Board members' attendance at annual meetings. All of the Company's directors attended the Company's annual meeting held in 2003.

     Our Board has two standing committees.

     AuditCommittee. The Audit Committee was established in accordance with ---------------- Section 3(a)(58)(A) of the Securities Exchange Act of 1934
and performs certain functions and has responsibilities as set forth in the report below. Present members of the committee are Messrs. Ben Berzin, Jr.

(Chairman), Kent Kramer and Wesley D. Scovanner, all independent (as defined in the American Stock Exchange listing standards) members of the Board. During fiscal 2003, the committee held four meetings.

     Our Board has determined that the Company has at least one audit committee financial expert serving on its audit committee. That person is Mr. Scovanner and he has been determined by the Board to be independent as that term is defined in the American Stock Exchange listing standards. Shareholders should understand that this designation is a disclosure requirement of the Securities and Exchange Commission related to Mr. Scovanner's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Scovanner any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and Board, and his designation as an audit committee financial expert pursuant to this Securities and Exchange Commission requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or Board.

     Audit  Committee  Report.  The following  report has been  submitted by the
     ------------------------   audit committee of the Board.

     The primary function of the audit committee is to assist the Board in fulfilling its oversight responsibilities by reviewing: the financial information that will be provided to the stockholders and others, the systems of internal controls that management and the Board have established, and all audit processes.

     The general responsibilities of the audit committee include: providing open avenues of communication between the independent accountants and the Board; reporting significant audit committee actions to the full Board and making appropriate recommendations to the Board; and conducting or authorizing investigations into matters within the audit committee's scope of responsibility including retaining independent counsel, accountants, or others as necessary to assist in an investigation. The Board has adopted a charter that outlines these responsibilities.

     During fiscal year 2003, the audit committee has received disclosure (including the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1) from and discussed with PricewaterhouseCoopers LLP, our independent accountants, regarding its relationships with the Company and any other matters required to be discussed with the audit committee. Among those matters, the audit committee believes that any additional non-audit services rendered by the independent accountants were compatible with their ability to maintain their independence. The audit committee has discussed the audited financial statements for fiscal year 2003 and the report thereon with the independent accountants and with management.

     Based upon the review and discussions described above, the audit committee recommended to the Board that the Company's audited financial statements for the fiscal year ended September 30, 2003 be included in the company's Annual Report on Form 10-K.

     The foregoing has been approved by all members of the audit committee.

                              Ben Berzin (Chairman)
                                   Kent Kramer
                               Wesley D. Scovanner

     Compensation Committee. The Compensation Committee reviews the Company's ----------------------- compensation practices and approves its compensation programs and plans. Present members of the committee are John Ritenour (Chairman) and Philip M. Shasteen. During fiscal 2003, the committee held one meeting.

     Nominations. The Board does not have a nominating committee or a nominating ----------- committee charter. In the past, incumbent directors have been customarily nominated for re-election to the Board unless the Chairman suggested otherwise. Currently, a majority of the independent members of the
Board (as determined by the Board as required by the American Stock Exchange listing standards), rather than a nominating committee, determines those persons to be nominated. The Board believes that the current method of nominating directors is appropriate because it complies with the American Stock Exchange listing standards. The Company does not have a policy with regard to consideration of any director candidates recommended by security holders. The Board believes that not having a policy with regard to consideration of any director candidates recommended by stockholders is appropriate at this time because it is currently entertaining informal indications of interest to buy the company or certain of its assets and, if such a transaction is consummated, it is likely that the size of the Board and its composition will change. If a transaction is not consummated, the Board will consider establishing such a policy. The Board would consider candidates recommended by stockholders, but has not established any procedures to be followed by security holders in submitting such recommendations. Stockholders who wish to recommend a candidate should contact the Company's Chairman at its executive offices in Heathrow, Florida.

     Candidates for Board membership must possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its stockholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities. The independent members of the Board also consider whether members and potential members are independent under the American Stock Exchange listing standards. In addition, candidates must possess the following personal attributes: personal integrity; loyalty to the Company and concern for its success and welfare; willingness to apply sound and independent business judgment; and time available for meetings and consultation on Company matters.

Stockholder Communications
--------------------------

     The Company does not have a formalized process for stockholders to send communications to the Board. The Board is of the view that a formalized process is not necessary because the Company's Chairman has agreed to make himself available to receive stockholder communications and to forward any such communications to each Board member.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     No compensation committee members are or have been officers or employees of the Company and none had interlocking relationships with any other entities, including any of the type that would be required to be disclosed in this Proxy Statement.

Director Compensation
---------------------

     Of our current Board members, Messrs. Pala, Joyce, Asta and Cespedes are salaried employees of the Company. Board members who are not salaried employees of Dixon Ticonderoga Company receive separate compensation for Board services. That compensation includes an annual retainer of $7,500 and attendance fees of $400 for each Board meeting and $450 for each Board committee meeting. Salaried employee Board members receive attendance fees of $350 for each Board meeting. We also reimburse the non-employee Board members for expenses related to their attendance. In the past, Board members were granted options to purchase Company common stock, but no options were granted to Board members in fiscal 2002 or 2003. However, On December 19, 2003 an option was granted to Board member Wesley
D. Scovanner to purchase 5,000 shares of Company common stock at an exercise price of $3.41 per share because the Company had neglected to grant him an option when his Board service commenced.


Executive Officers
------------------

     In addition to Messrs. Pala, Joyce, Asta and Cespedes, the following persons are executive officers of the Company:

          LEONARD D. DAHLBERG, JR., 53, Executive Vice President of Operations ------------------------- since August 2000; prior thereto Executive
Vice President of Procurement since 1999; prior thereto Executive Vice President, Industrial Group from 1996 until 1999; prior thereto Executive Vice President of Manufacturing/Consumer Products Division from 1995 until 1996; prior thereto Senior Vice President of Manufacturing from 1993 until 1995.

          JOHN  ADORNETTO,  62, Vice  President and Corporate  Controller  since
          ---------------   1991.

Employment Agreements
---------------------

     The Company has an employment agreement with Mr. Pala which has a rolling one-year term until the Company or Mr. Pala terminates it. As of December 31, 2003, Mr. Pala is to receive base salary at a rate of not less than $278,800 per annum, subject to increase from time to time in accordance with normal business practices of the Company and, if so increased, the salary may not be decreased. Under the agreement, Mr. Pala is also entitled to participate in other compensation programs and other benefits of the Company.


     The Company may terminate Mr. Pala's employment for cause (as defined in the Agreement), in which case the Company will pay Mr. Pala his full salary through the date of termination. If the Company terminates the agreement other than for cause or other than for Mr. Pala's disability or if Mr. Pala terminates the agreement for good reason (as defined in the agreement, including if the successor to all or substantially all of the Company's business and/or assets does not expressly assume and agree to perform the agreement), Mr. Pala will:

     o    Continue to receive his full salary through the date of termination;

     o Receive an amount equal to the product of (i) his annual salary, multiplied by (ii) the greater of the number of years remaining in the term of employment under the agreement or the number two, such payment to be made (a) if resulting from a termination based on a change of control of the Company, in a lump sum on or before the fifth day following the date of termination, or (b) if resulting from any other cause, in substantially equal semi-monthly installments; and

     o Receive a bonus in an amount determined by multiplying his base salary by a percentage that is the average percentage of base salary that was paid (or payable) to him as a bonus under any Company bonus plan or arrangement, for the three full fiscal years of the Company immediately preceding the termination.

     The Company has entered into employment agreements with Messrs. Joyce, Asta and Dahlberg which are similar in their terms to the agreement the Company entered into with Mr. Pala, except that Mr. Joyce's, Mr. Asta's and Mr. Dahlberg's minimum salaries as of December 31, 2003, are $225,802, $196,370 and $123,690 per annum, respectively.

Certain Relationships and Related Transactions
----------------------------------------------

     The information required by this heading is incorporated by reference to the information presented in Item 11, Executive Compensation - Certain Transactions, in Amendment No. 1 to the Company's September 30, 2003 Annual Report on Form 10-K/A as filed with the Securities and Exchange Commission on January 28, 2004.

Executive Compensation
----------------------

     The information required by these headings is incorporated by reference to the information presented in Item 11, Executive Compensation, in Amendment No. 1 to the Company's September 30, 2003 Annual Report on Form 10-K/A as filed with the Securities and Exchange Commission on January 28, 2004.


Report of the Compensation Committee on Executive Compensation
--------------------------------------------------------------

     The Compensation Committee reviews and recommends to the Board any changes in compensation for the Company's executive officers and the compensation for any new executive officers. Compensation for other Company employees is determined by the Company's executive officers.

     While recognizing the Chairman's role in the achievement of significantly higher 2003 pro forma earnings and the completion of certain key strategic initiatives, no salary increase was awarded to him in 2003. A bonus was paid in the amount of $52,275. Similarly, although recognizing his role in 2003 accomplishments, the President and Co-Chief Executive Officer did not receive a salary increase in 2003, but did receive a bonus totaling $42,338.

     The president of the Grupo Dixon subsidiary received an increase in annual base salary to $220,000 and a bonus of $33,000 in 2003. Other executive officers received no salary increases, but bonuses aggregating $61,960.

     The  foregoing  report is  submitted  by the  members  of the  Compensation
Committee:

                            John Ritenour (Chairman)
                               Philip M. Shasteen


                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS
                   -------------------------------------------

     The information required by this heading is incorporated by reference to the information presented in Item 12, Security Ownership of Certain Beneficial Owners and Management, in Amendment No. 1 to the Company's September 30, 2003 Annual Report on Form 10-K/A as filed with the Securities and Exchange Commission on January 28, 2004.

                                   PERFORMANCE GRAPH
                                   -----------------

     The graph below compares the five-year total return to stockholders for the Company common stock with the comparable return of the two indexes listed. The graph assumes that you invested $100 in Company common stock and in each of the indexes on September 30, 1998. Points on the graph represent the performance as of the last business day of the years indicated.

       Comparison of Five Year Cumulative Total Stockholder Return Among
       -----------------------------------------------------------------

         Dixon Ticonderoga Company, Russell 2000 Index And A Peer Group
         --------------------------------------------------------------


                                [OBJECT OMITTED]

--------------------------------------------------------------------------------
                                 9/98    9/99    9/00    9/01    9/02    9/03
--------------------------------------------------------------------------------
Dixon Ticonderoga Company       100.00   87.84   50.00   27.03   12.86   38.59
Russell 2000                    100.00  119.07  146.92  115.76  104.99  143.32
Peer Group                      100.00   64.85   73.71   67.32   74.69   81.92
--------------------------------------------------------------------------------



                                  OTHER MATTERS
                                  -------------

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and owners of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and any other equity securities of the Company. Based solely upon a review of our records, during the past fiscal year, all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 during the 2003 fiscal year were filed on a timely basis.


Code of Ethics
--------------

     The  Company has  adopted a code of ethics  that  applies to its  principal
executive  officers,   principal  financial  officer  and  principal  accounting
officer.

Stockholder Proposals for the 2005 Annual Meeting
-------------------------------------------------

     If you want to submit proposals pursuant to applicable Securities and Exchange Commission regulations for possible inclusion in the Company's 2005 Proxy Statement, you must do so within a reasonable time before the Company begins to print and mail its proxy materials. Notice to the Company of a stockholder proposal submitted other than pursuant to Securities and Exchange Commission Rule 14a-8 will be considered untimely, and you may not bring it before the 2005 Annual Meeting, unless the Company receives it within a reasonable time before the Company begins to print and mail its proxy materials.

Solicitation
------------

     The Company is soliciting this proxy at its expense on behalf of its Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person.

Stockholder List
----------------

     A stockholder list will be available for your examination during normal business hours at the Company's executive offices at 195 International Parkway, Heathrow, FL 32746, at least ten days prior to the annual meeting.


                         INDEPENDENT PUBLIC ACCOUNTANTS
                         ------------------------------

     Representatives of PricewaterhouseCoopers will be in attendance at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from the stockholders. Based on a recommendation from the Company's Audit Committee, the Board of Directors of the Company has selected PricewaterhouseCoopers to continue to serve as the Company's auditor for the 2004 fiscal year.

Audit-Related Fees
------------------

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2003 and for the for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the that fiscal year were $254,000 of which an aggregate amount of $148,000 had been billed through September 30, 2003. Audit fees in fiscal 2002 were $227,000.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

     PricewaterhouseCoopers LLP did not provide the Company with services relating to financial information systems design and implementation for the fiscal year ended September 30, 2003.

All Other Fees
--------------

     The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended September 30, 2003 and 2002 were $269,000 and $108,000, respectively, and consisted principally of fees for audits of the Company's benefit plans and fees for tax-related services. In reviewing non-audit services that may have been provided by PricewaterhouseCoopers LLP, including any services under "Financial Information Systems Design and Implementation Fee," above, the Company's Audit Committee considered whether the provision of such services was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                                                      Appendix I

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 14, 2004


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           -----------------------------------------------------------

     The undersigned hereby appoints Philip M. Shasteen and Wesley D. Scovanner, and each or either of them, proxies, with full power of substitution in each of them, in the name, place, and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Dixon Ticonderoga Company on May 14, 2004, at 10:00 a.m. Eastern Standard Time, or at any adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1. Election of Directors


[ ] For all nominees listed below (except as marked to the contrary below).
[ ] Withhold Authority to vote for all nominees listed below.

          Gino N. Pala        Richard F. Joyce        John Ritenour


          (Instruction: To withhold authority to vote for any nominee, write that nominee's name in the space below.
                Do not mark "Withhold Authority" above unless you
             intend to withhold authority to vote for all nominees.)


        ----------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

This proxy will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted FOR the election of directors as set forth in the Proxy Statement.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign.

                                          Record Date Shares:  _______________

Dated:  ________________,2004             ____________________________________
                                          Signature of Shareholder

                                          ____________________________________
                                          Signature of Shareholder